UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008– March 31, 2009

Item 1: Reports to Shareholders

>  Vanguard Equity Income Fund returned about –31% for the fiscal half-year ended March 31, 2009. The fund’s disappointing return was a bit better than that of its benchmark index, and a bit below the average return of competing funds.

>  The fund faced significant headwinds from steep declines in the stock market during the six-month period.

>  The fund’s stock selection in the financial, utilities, and energy sectors helped its performance relative to its benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	24
Trustees Approve Advisory Arrangements	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Investor Shares	VEIPX	–30.90%
AdmiralTM Shares[1]	VEIRX	–30.87
FTSE High Dividend Yield Index		–33.13
Average Equity Income Fund[2]		–29.35

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$20.02	$13.43	$0.343	$0.112
Admiral Shares	41.97	28.15	0.739	0.235

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2009, Vanguard Equity Income Fund returned about –31%. Although the fund’s result was disappointing, it was ahead of that of its benchmark index, the FTSE High Dividend Yield Index. The fund trailed the average return of equity income funds.

The treacherous market environment during the period left many of the fund’s blue-chip stocks facing losses and cutting their dividend payouts. The fund’s absolute return was depressed by its stakes in the financial, industrial, and consumer staples sectors.

As of March 31, the Equity Income Fund’s 30-day SEC yield stood at 4.09% for Investor Shares and 4.22% for Admiral Shares, about 1.5 percentage points more than the broad stock market’s yield.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take evermore-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Market Barometer
	Total Returns
	Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78	–0.38	2.57

1 Annualized.

Stock selection helped a bit in a very tough environment

The Equity Income Fund’s objective is to invest in large-capitalization value companies with above-average dividend yields. Like most strategies, this blue-chip, dividend-oriented approach faced big obstacles during the past six months. Each of the fund’s industry sectors posted negative returns, with nine out of ten sectors reporting double-digit declines.

The fund’s holdings in financials, which accounted for roughly one-fifth of its assets, on average, during the six months, returned –52% for the period. As large commercial and investment banks reeled from the credit crisis last fall, the sector shaved 13 percentage points from the fund’s return. Industrial and consumer staples stocks also contributed to the fund’s weak showing. A slump in manufacturing hurt large industrial conglomerates, including those involved in the aerospace and consumer-electronics industry. And in consumer staples, the fund missed out on relatively strong performances from certain defensive stocks such as large beverage manufacturers, which dampened the fund’s results in the sector.

Compared with the index, the fund benefited from good stock selection in the energy, utilities, and, surprisingly, financial sectors. The fund’s advisors’ decision to invest in British and French crude oil and gas companies, which are not included in the benchmark index, helped temper the fund’s losses in the energy area. An

Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Average Equity
	Shares	Shares	Income Fund
Equity Income Fund	0.37%	0.24%	1.34%

1  The fund expense ratios shown are from the prospectus dated January 15, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.37% for Investor Shares and 0.24% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

overweighted position in utilities (on average) versus the index also boosted the fund’s relative performance.

Ironically, the advisors’ stock selections in financials—the fund’s worst-performing group—played a significant role in pushing the fund’s overall return ahead of the benchmark index. The fund’s smaller stake in some troubled banks relative to the benchmark proved to be a wise choice.

As several high-profile companies slashed their dividends to help conserve cash at a bad time for raising new capital, the fund’s distributions to shareholders declined compared with the same period a year ago.

Diversification is essential in turbulent markets

The stock market’s performance during the fiscal half-year has many investors feeling anxious about their investments. It’s easy to feel discouraged, as the markets have been bruised and battered. But seasoned investors understand that the market’s occasionally frightening declines are an unavoidable trade-off for its potential to produce superior returns in the long term.

Investment insight

Lower expenses can mean more income

An equity income fund’s dividend yield depends, obviously, on the yields of the securities in its portfolio. A less visible, but critical, determinant of the fund’s yield is the fund’s expense ratio.

Consider two hypothetical funds: the Lower Cost Fund and the Higher Cost Fund. Both funds hold identical portfolios of securities, and before costs, each fund yields 4%.

The Lower Cost Fund charges annualized expenses equal to 0.50% of assets, providing shareholders with a yield of 3.50%. The Higher Cost Fund charges 1.50% of assets, reducing the fund’s yield to 2.50%.

Same portfolios, very different yields. The difference is cost.

	Yield		Yield
	Before	Expense	Net of
	Expenses	Ratio	Expenses
Lower Cost
Fund	4.00%	0.50%	3.50%
Higher Cost
Fund	4.00	1.50	2.50

This hypothetical example is not meant to represent any particular investment.

At Vanguard, we counsel you, the investor, to build a portfolio that is diversified across stock, bond, and money market funds and fits your goals, time horizon, and risk tolerance. Of course, we have seen that even the most balanced portfolios aren’t immune to difficult market conditions such as those of the past six months.

Still, we believe that broad diversification among and within asset classes is the right long-term policy and can position you to weather the occasional storm while helping you benefit from an inevitable return to better times. Vanguard Equity

Income Fund, with its emphasis on large, stable, dividend-paying companies, can play an important role in such a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 12, 2009

Advisors’ Report

For the six months ended March 31, 2009, the Investor Shares of Vanguard Equity Income Fund returned –30.90% and the lower-cost Admiral Shares returned –30.87%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio positioning reflects this assessment. These comments were prepared on April 27, 2009.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Reckmeyer III,

CFA, Senior Vice President

U.S. economic activity has continued to decelerate over the fiscal half-year, with the nation now in the midst of one of the worst recessions since the Great Depression. Consumers remain under considerable stress owing to rising unemployment rates, tightening credit availability, and the greatest loss of financial wealth in recent history. Corporations are under pressure due to revenue weakness, eroding profitability, and difficulty in obtaining financing. The federal government has responded to this crisis by adding fiscal stimulus as well as creating numerous financial programs in an attempt

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	61	1,797	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative	37	1,109	Quantitative management with the primary
Equity Group			assessment of a company’s future prospects made
			by analyzing its current valuation, sentiment, and
			earnings-quality characteristics.
Cash Investments	2	67	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

to unlock the credit markets. We remain hopeful that these programs will continue to gain momentum, and we are cautiously optimistic that economic growth will start to improve in the second half of 2009.

Internationally, most major economies are in, or close to, a recession, driven by the global credit contraction, collapsing commodity prices, and a decline in global trade. Stimulus plans have also been announced in most major economies in an attempt to mute the impact of the recessionary conditions.

We remain cautious on the financial sector and have reduced our exposure since the beginning of the year. Credit costs continue to increase, exerting downward pressure on earnings and dividends of various financial institutions, as evidenced by the higher frequency of dividend cuts over the latest quarter. We continue to focus on companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market.

Our largest purchases over the past six months ended March 31 included pharmaceuticals companies Johnson & Johnson and Merck; financial companies Wells Fargo and Goldman Sachs Group; and technology company Microsoft. Our sales included names that reached or approached our target prices, such as Abbott Laboratories, General Mills, and Baxter, as well as names with fundamental disappointments, such as U.S. Bancorp, Bank of America, and Dow Chemical.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

The equity market’s negative momentum from 2008 continued through most of the first calendar quarter, with high-yielding equities falling another –17% as measured by the FTSE High Dividend Yield Index. That brought the decline of the benchmark for the six-month period to more than –33%.The first two months of 2009 had the worst results of the fiscal half-year, with our benchmark down more than –24%. The market’s reaction to the government’s initial stimulus announcements was not positive.

However, as additional plans were revealed, March brought about a turnaround from January and February, with a broad-market rebound. Whether or not we have reached a market bottom remains to be seen.

It has been an extraordinary six months for dividend-paying stocks. Many companies have eliminated dividends or reduced their payouts significantly. Within the FTSE High Dividend Yield benchmark alone, approximately 40 companies have eliminated their dividends since the beginning of 2009, and many more have drastically cut their payouts.

Our portion of the fund’s performance relative to its benchmark derives from our ability to accurately rank stocks against their industry and market-cap peers, predicting the outperformers from the underperformers and effectively implementing those decisions in our portfolio. This evaluation process analyzes companies among several criteria: relative valuation characteristics, market sentiment/momentum factors, the quality and direction of earnings, and management decisions on certain company attributes. In short, we prefer stocks with attractive valuations, good market sentiment, and strong balance-sheet quality.

For the six months, our models were able to marginally add value, mainly by identifying the worst-performing stocks in certain sectors, which the portfolio then avoided or underweighted. Our stock selection was strongest in financials, as we underweighted some of the sector’s poorest performers such as Bank of America, Citigroup, and Allstate. We also benefited from our overweighting of Morgan Stanley. Selection results were disappointing in the consumer staples, industrial, and materials sectors. Holdings in SuperValu, Pacer International, and Eastman Chemical did not perform as expected and detracted from our results.

Equity Income Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	165	503	4,489
Median Market Cap	$39.8B	$39.8B	$22.3B
Price/Earnings Ratio	11.0x	13.6x	15.0x
Price/Book Ratio	1.6x	1.4x	1.7x
Yield[3]		4.6%	2.7%
Investor Shares	4.1%
Admiral Shares	4.2%
Return on Equity	21.3%	19.6%	20.2%
Earnings Growth Rate	9.4%	6.6%	15.0%
Foreign Holdings	4.6%	0.0%	0.0%
Turnover Rate[4]	63%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.37%
Admiral Shares	0.24%
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.6%	7.6%	9.4%
Consumer Staples	12.5	11.8	11.2
Energy	10.4	8.3	12.3
Financials	15.6	17.4	13.1
Health Care	14.0	14.2	14.6
Industrials	12.0	12.8	10.0
Information Technology	6.1	5.2	17.7
Materials	3.6	3.9	3.7
Telecommunication
Services	7.1	8.4	3.6
Utilities	10.1	10.4	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.89
Beta	0.91	0.88

Ten Largest Holdings[7] (% of total net assets)

Chevron Corp.	integrated oil
	and gas	4.7%
AT&T Inc.	integrated
	telecommunication
	services	4.2
Johnson & Johnson	pharmaceuticals	3.9
JPMorgan Chase & Co.	diversified financial
	services	3.0
Pfizer Inc.	pharmaceuticals	2.7
Merck & Co., Inc.	pharmaceuticals	2.7
Verizon	integrated
Communications Inc.	telecommunication
	services	2.5
Home Depot, Inc.	home improvement
	retail	2.3
Intel Corp.	semiconductors	2.3
FPL Group, Inc.	electric utilities	2.2
Top Ten		30.5%

Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5  The expense ratios shown are from the prospectus dated January 15, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.37% for Investor Shares and 0.24% for Admiral Shares.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index products.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009.

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	03/21/1988	–37.15%	–2.96%	0.31%
Admiral Shares	08/13/2001	–37.05	–2.84	–1.10[4]

1  Six months ended March 31, 2008.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

4  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (8.3%)
Home Depot, Inc.	2,959,500	69,726
Genuine Parts Co.	1,174,900	35,082
McDonald’s Corp.	433,805	23,673
^ Nordstrom, Inc.	1,266,600	21,216
Sherwin-Williams Co.	380,900	19,795
VF Corp.	266,000	15,191
The Stanley Works	458,500	13,352
The McGraw-Hill Cos., Inc.	384,000	8,782
H & R Block, Inc.	387,400	7,047
Fortune Brands, Inc.	220,000	5,401
Macy’s Inc.	552,200	4,915
Hasbro, Inc.	194,800	4,884
Darden Restaurants Inc.	125,000	4,282
Black & Decker Corp.	107,300	3,386
D. R. Horton, Inc.	301,700	2,926
Limited Brands, Inc.	309,800	2,695
Lennar Corp. Class A	233,000	1,750
Cracker Barrel Old
Country Store Inc.	54,700	1,567
Oxford Industries, Inc.	116,800	721
National Presto
Industries, Inc.	6,000	366
Whirlpool Corp.	7,200	213
		246,970
Consumer Staples (12.1%)
Philip Morris
International Inc.	1,734,255	61,705
Nestle SA ADR	1,456,100	48,801
Altria Group, Inc.	2,600,555	41,661
Kimberly-Clark Corp.	774,075	35,692
The Coca-Cola Co.	732,082	32,175
PepsiCo, Inc.	510,300	26,270
Sysco Corp.	1,098,288	25,041
Lorillard, Inc.	265,000	16,361
Unilever NV ADR	778,200	15,253
Kraft Foods Inc.	581,689	12,966
Diageo PLC ADR	260,050	11,637
ConAgra Foods, Inc.	667,400	11,259
H.J. Heinz Co.	219,200	7,247
The Hershey Co.	161,500	5,612

	Avon Products, Inc.	191,300	3,679
	Reynolds American Inc.	68,800	2,466
	The Procter & Gamble Co.	41,260	1,943
	Kellogg Co.	22,700	831
			360,599
Energy (9.9%)
	Chevron Corp.	2,061,900	138,642
	Total SA ADR	770,300	37,791
	ConocoPhillips Co.	956,300	37,449
	Marathon Oil Corp.	1,149,300	30,215
	BP PLC ADR	622,600	24,966
	Valero Energy Corp.	427,000	7,643
	Occidental Petroleum Corp.	103,800	5,777
	EnCana Corp.
	(New York Shares)	104,500	4,244
	Tesoro Corp.	177,000	2,384
	Knightsbridge Tankers Ltd.	128,210	1,866
	Sunoco, Inc.	67,300	1,782
	Spectra Energy Corp.	67,700	957
			293,716
Exchange-Traded Fund (1.1%)
2	Vanguard Value ETF	963,400	32,621

Financials (15.1%)
	JPMorgan Chase & Co.	3,393,500	90,199
	Wells Fargo & Co.	3,564,773	50,762
	Bank of New York
	Mellon Corp.	1,351,170	38,171
	The Chubb Corp.	877,062	37,117
	The Goldman Sachs
	Group, Inc.	274,000	29,049
	Ace Ltd.	651,700	26,329
	PNC Financial
	Services Group	867,300	25,403
	Unum Group	1,242,100	15,526
	The Allstate Corp.	783,300	15,000

Equity Income Fund

		Market
		Value•
	Shares	($000)
The Travelers Cos., Inc.	310,800	12,631
Bank of America Corp.	1,412,128	9,631
Toronto Dominion Bank	270,300	9,347
BB&T Corp.	502,400	8,501
New York Community
Bancorp, Inc.	633,400	7,075
U.S. Bancorp	481,336	7,032
Axis Capital Holdings Ltd.	283,400	6,388
Cincinnati Financial Corp.	279,200	6,385
Hudson City Bancorp, Inc.	491,600	5,747
Morgan Stanley	232,500	5,294
Federated Investors, Inc.	226,857	5,050
Bank of Hawaii Corp.	142,500	4,700
FirstMerit Corp.	250,800	4,565
IPC Holdings Ltd.	159,400	4,310
NYSE Euronext	231,100	4,137
MetLife, Inc.	166,700	3,796
NBT Bancorp, Inc.	156,258	3,381
Safety Insurance Group, Inc.	92,400	2,872
American Express Co.	201,800	2,751
Ameriprise Financial, Inc.	133,500	2,735
First BanCorp Puerto Rico	478,800	2,040
Aspen Insurance
Holdings Ltd.	66,300	1,489
Pacific Capital Bancorp	141,548	958
Popular, Inc.	293,361	639
Marsh & McLennan
Cos., Inc.	12,300	249
		449,259
Health Care (13.5%)
Johnson & Johnson	2,198,105	115,620
Pfizer Inc.	5,809,431	79,125
Merck & Co., Inc.	2,953,714	79,012
Wyeth	978,398	42,110
Bristol-Myers Squibb Co.	1,511,332	33,128
Eli Lilly & Co.	930,949	31,103
GlaxoSmithKline PLC ADR	732,600	22,762
		402,860
Industrials (11.7%)
General Electric Co.	6,412,772	64,833
Waste Management, Inc.	1,570,100	40,195
3M Co.	748,400	37,210
Eaton Corp.	627,300	23,122
Illinois Tool Works, Inc.	735,300	22,684
Republic Services, Inc.
Class A	1,254,200	21,510
PACCAR, Inc.	750,900	19,343
Caterpillar, Inc.	552,700	15,453
Honeywell International Inc.	456,162	12,709
Norfolk Southern Corp.	348,700	11,769
Northrop Grumman Corp.	207,813	9,069
Emerson Electric Co.	287,000	8,202
Pitney Bowes, Inc.	320,900	7,493
Schneider Electric SA	111,384	7,408
Dover Corp.	279,500	7,373
Briggs & Stratton Corp.	416,400	6,871

United Parcel Service, Inc.	119,900	5,901
The Boeing Co.	164,100	5,839
GATX Corp.	181,576	3,673
Raytheon Co.	80,400	3,131
Federal Signal Corp.	527,315	2,779
The Timken Co.	181,500	2,534
Apogee Enterprises, Inc.	220,864	2,425
Deere & Co.	57,900	1,903
Tyco International Ltd.	94,000	1,839
Alexander & Baldwin, Inc.	62,400	1,187
The Standard Register Co.	109,700	502
		346,957
Information Technology (5.8%)
Intel Corp.	4,588,300	69,054
Microsoft Corp.	3,030,600	55,672
Texas Instruments, Inc.	1,095,200	18,082
Analog Devices, Inc.	531,200	10,236
Automatic Data
Processing, Inc.	279,800	9,838
Xilinx, Inc.	257,400	4,932
Diebold, Inc.	211,300	4,511
		172,325
Materials (3.5%)
E.I. du Pont de
Nemours & Co.	1,259,627	28,127
Packaging Corp.
of America	1,331,300	17,334
Air Products &
Chemicals, Inc.	301,700	16,971
PPG Industries, Inc.	394,000	14,539
Eastman Chemical Co.	166,600	4,465
Dow Chemical Co.	528,900	4,459
Compass Minerals
International, Inc.	71,500	4,030
Olin Corp.	274,400	3,916
United States Steel Corp.	143,100	3,024
Glatfelter	472,000	2,945
Stepan Co.	74,000	2,020
Bemis Co., Inc.	82,800	1,736
Worthington Industries, Inc.	68,700	598
Innophos Holdings Inc.	16,755	189
		104,353
Telecommunication Services (6.9%)
AT&T Inc.	4,996,405	125,909
Verizon
Communications Inc.	2,440,728	73,710
Embarq Corp.	138,355	5,237
Windstream Corp.	30,100	243
		205,099
Utilities (9.9%)
FPL Group, Inc.	1,313,666	66,642
Dominion Resources, Inc.	1,569,230	48,630

Equity Income Fund

			Market
			Value•
		Shares	($000)
	Consolidated Edison Inc.	592,900	23,485
	Entergy Corp.	331,000	22,538
	American Electric
	Power Co., Inc.	769,000	19,425
	Exelon Corp.	337,600	15,324
	SCANA Corp.	391,200	12,084
	Duke Energy Corp.	702,534	10,060
	Public Service
	Enterprise Group, Inc.	318,820	9,395
	PG&E Corp.	234,100	8,947
	FirstEnergy Corp.	223,100	8,612
	Sempra Energy	179,500	8,300
	Edison International	243,000	7,001
	UGI Corp. Holding Co.	256,700	6,061
	CenterPoint Energy Inc.	562,900	5,871
	Atmos Energy Corp.	219,410	5,073
	DTE Energy Co.	174,500	4,834
	Progress Energy, Inc.	122,500	4,442
	Southern Co.	98,000	3,001
	Avista Corp.	211,500	2,914
	NiSource, Inc.	56,500	554
			293,193
Total Common Stocks
(Cost $3,715,947)			2,907,952
Temporary Cash Investments (1.9%)[1]
Money Market Fund (0.6%)
3,4	Vanguard Market Liquidity
	Fund, 0.440%	19,638,003	19,638

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (0.7%)
	JPMorgan Securities Inc.
	0.240%, 4/1/09
	(Dated 3/31/09,
	Repurchase Value
	$19,700,000,
	collateralized by
	Federal Home Loan
	Mortgage Corp.
	0.000%,
	8/1/36–6/1/37)	19,700	19,700

U.S. Government and Agency Obligations (0.6%)
5,6	Federal Home
	Loan Mortgage Corp.,
	0.230%, 4/17/09	3,000	3,000
5,6	Federal Home
	Loan Mortgage Corp.,
	1.206%, 4/30/09	11,500	11,500
5,6	Federal Home
	Loan Mortgage Corp.,

0.320%, 5/26/09	3,000	2,999
		17,499
Total Temporary Cash Investments
(Cost $56,825)		56,837
Total Investments (99.7%)
(Cost $3,772,772)		2,964,789
Other Assets and Liabilities (0.3%)
Other Assets		41,122
Liabilities[4]		(33,390)
		7,732
Net Assets (100%)		2,972,521

Equity Income Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	4,494,392
Overdistributed Net Investment Income	(7,779)
Accumulated Net Realized Losses	(709,550)
Unrealized Appreciation (Depreciation)
Investment Securities	(807,983)
Futures Contracts	3,441
Net Assets	2,972,521

Investor Shares—Net Assets
Applicable to 136,613,975 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,834,961
Net Asset Value Per Share—
Investor Shares	$13.43

Admiral Shares—Net Assets
Applicable to 40,407,341 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,137,560
Net Asset Value Per Share—
Admiral Shares	$28.15

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,874,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 0.7%, respectively, of net assets.

2  Considered an affiliated company of the fund, as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  Includes $5,238,000 of collateral received for securities on loan.

5  Securities with a value of $17,499,000 have been segregated as initial margin for open futures contracts.

6  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends [1,2]	76,200
Interest[2]	662
Security Lending	135
Total Income	76,997
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,320
Performance Adjustment	259
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,379
Management and Administrative—Admiral Shares	722
Marketing and Distribution—Investor Shares	360
Marketing and Distribution—Admiral Shares	202
Custodian Fees	31
Auditing Fees	1
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	5,316
Expenses Paid Indirectly	(81)
Net Expenses	5,235
Net Investment Income	71,762
Realized Net Gain (Loss)
Investment Securities Sold	(634,873)
Futures Contracts	(57,564)
Foreign Currencies	(25)
Realized Net Gain (Loss)	(692,462)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(743,460)
Futures Contracts	6,833
Foreign Currencies	23
Change in Unrealized Appreciation (Depreciation)	(736,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,357,304)

1  Dividends are net of foreign withholding taxes of $222,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $778,000, $533,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,762	167,213
Realized Net Gain (Loss)	(692,462)	43,919
Change in Unrealized Appreciation (Depreciation)	(736,604)	(1,257,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,357,304)	(1,046,081)
Distributions
Net Investment Income
Investor Shares	(46,054)	(101,519)
Admiral Shares	(29,653)	(68,969)
Realized Capital Gain[1]
Investor Shares	(14,956)	(170,339)
Admiral Shares	(9,460)	(112,961)
Total Distributions	(100,123)	(453,788)
Capital Share Transactions
Investor Shares	96,449	86,183
Admiral Shares	(4,275)	49,809
Net Increase (Decrease) from Capital Share Transactions	92,174	135,992
Total Increase (Decrease)	(1,365,253)	(1,363,877)
Net Assets
Beginning of Period	4,337,774	5,701,651
End of Period[2]	2,972,521	4,337,774

1  Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $32,961,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,779,000) and ($3,809,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$20.02	$27.01	$25.21	$23.73	$22.82	$20.11
Investment Operations
Net Investment Income	.326	.770	.733	.703	.653	.576
Net Realized and Unrealized Gain (Loss)
on Investments	(6.461)	(5.617)	3.215	2.541	2.069	3.196
Total from Investment Operations	(6.135)	(4.847)	3.948	3.244	2.722	3.772
Distributions
Dividends from Net Investment Income	(.343)	(.785)	(.730)	(.710)	(.640)	(.585)
Distributions from Realized Capital Gains	(.112)	(1.358)	(1.418)	(1.054)	(1.172)	(.477)
Total Distributions	(.455)	(2.143)	(2.148)	(1.764)	(1.812)	(1.062)
Net Asset Value, End of Period	$13.43	$20.02	$27.01	$25.21	$23.73	$22.82

Total Return[1]	–30.90%	–18.92%	16.29%	14.39%	12.27%	19.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,835	$2,626	$3,445	$3,035	$2,934	$2,838
Ratio of Total Expenses to
Average Net Assets[2]	0.37%[3]	0.30%	0.29%	0.31%	0.32%	0.32%
Ratio of Net Investment Income
to Average Net Assets	4.28%[3]	3.30%	2.79%	2.94%	2.80%	2.61%
Portfolio Turnover Rate	63%[3]	55%	51%	26%	42%	36%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, (0.01%), (0.01%), and 0.00%.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$41.97	$56.62	$52.84	$49.74	$47.83	$42.15
Investment Operations
Net Investment Income	.703	1.673	1.601	1.545	1.434	1.255
Net Realized and Unrealized Gain (Loss)
on Investments	(13.549)	(11.772)	6.746	5.324	4.338	6.698
Total from Investment Operations	(12.846)	(10.099)	8.347	6.869	5.772	7.953
Distributions
Dividends from Net Investment Income	(.739)	(1.705)	(1.595)	(1.560)	(1.406)	(1.273)
Distributions from Realized Capital Gains	(.235)	(2.846)	(2.972)	(2.209)	(2.456)	(1.000)
Total Distributions	(.974)	(4.551)	(4.567)	(3.769)	(3.862)	(2.273)
Net Asset Value, End of Period	$28.15	$41.97	$56.62	$52.84	$49.74	$47.83

Total Return	–30.87%	–18.82%	16.44%	14.55%	12.42%	19.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,138	$1,711	$2,256	$1,783	$1,417	$610
Ratio of Total Expenses to
Average Net Assets[1]	0.24%[2]	0.18%	0.17%	0.17%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.41%[2]	3.42%	2.91%	3.08%	2.96%	2.71%
Portfolio Turnover Rate	63%[2]	55%	51%	26%	42%	36%

1  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, (0.01%), (0.01%) and 0.00%.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Equity Income Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $225,000 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before an increase of $259,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Equity Income Fund

contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $773,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $80,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $25,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2009, the cost of investment securities for tax purposes was $3,772,772,000. Net unrealized depreciation of investment securities for tax purposes was $807,983,000, consisting of unrealized gains of $129,007,000 on securities that had risen in value since their purchase and $936,990,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	142	28,215	3,534
E-mini S&P 500 Index	150	5,961	(93)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2009, the fund purchased $1,166,858,000 of investment securities and sold $1,045,518,000 of investment securities, other than temporary cash investments.

Equity Income Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	352,502	22,948	451,252	19,519
Issued in Lieu of Cash Distributions	56,038	3,671	250,105	10,727
Redeemed	(312,091)	(21,164)	(615,174)	(26,649)
Net Increase (Decrease)—Investor Shares	96,449	5,455	86,183	3,597
Admiral Shares
Issued	181,837	5,732	280,117	5,772
Issued in Lieu of Cash Distributions	31,701	990	152,414	3,117
Redeemed	(217,813)	(7,091)	(382,722)	(7,963)
Net Increase (Decrease)—Admiral Shares	(4,275)	(369)	49,809	926

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted Prices	2,920,182	3,441
Level 2—Other Significant Observable Inputs	44,607	—
Level 3—Significant Unobservable Inputs	—	—
Total	2,964,789	3,441

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$690.97	$1.56
Admiral Shares	1,000.00	691.30	1.01
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$1.87
Admiral Shares	1,000.00	1,023.73	1.21

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Wellington Management Company. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. W. Michael Reckmeyer, III, who began managing the Wellington Management portion of the fund in 2007, has over two decades of investment industry experience. The firm has provided investment advisory services to the fund since 2000. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. Joel M. Dickson, head of Active Quantitative Equity Management and principal of Vanguard, has direct oversight responsibility for all active quantitative equity portfolios managed by the Quantitative Equity Group. He has managed investment portfolios since 2003 and has been with Vanguard since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and the fund’s peer group. The board concluded that each investment advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the fund to perform competitively against its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not consider a “profitability” analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

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Stock Exchange plc and The Financial Times Limited
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Text Telephone for People	connected to it; and does not accept any liability in
relation to its issue, operation, and trading.
With Hearing Impairment > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
This material may be used in conjunction	or Morningstar, Inc., unless otherwise noted.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
CFA® is a trademark owned by CFA Institute.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
The funds or securities referred to herein are not	fund voted the proxies for securities it owned during
sponsored, endorsed, or promoted by MSCI, and MSCI	the 12 months ended June 30. To get the report, visit
bears no liability with respect to any such funds or	either www.vanguard.com or www.sec.gov.
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
Russell is a trademark of The Frank Russell Company.	available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052009

>  Since our fiscal-year report to you, the global financial markets have provided little relief for investors.

>  Vanguard Growth Equity Fund returned about –29%, a disappointing result that was several paces behind the return of its benchmark index and the average return of peer-group funds.

>  Holdings in the information technology, energy, and industrial sectors accounted for half of the fund’s negative return.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreements	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Growth Equity Fund	VGEQX	–29.38%
Russell 1000 Growth Index		–25.97
Average Large-Cap Growth Fund[1]		–26.00

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$9.46	$6.62	$0.062	$0.000

1  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The fiscal half-year opened with a steep drop in equity prices and closed on a strong up note. Despite the end-of-period surge, Vanguard Growth Equity Fund returned about –29% for the six months ended March 31. This was obviously a disappointing result, both on its own and compared with the fund’s benchmark index (the Russell 1000 Growth Index) and competitive group, each of which returned about –26%.

The fund’s most recent results represent a continuation of the extraordinary stock market volatility that has characterized much of the past 18 months.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

2

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

Decline in sector returns was broad-based

No sector of the Growth Equity Fund avoided a double-digit decline during the fiscal half-year. Three sectors in particular—information technology, energy, and industrials—accounted for half of the fund’s return of about –29%, reflecting their sensitivity to the global economic slowdown. Companies in the energy sector faced the additional complication of an abrupt collapse of oil prices.

The fund’s return lagged that of its benchmark, the Russell 1000 Growth Index. Its information technology holdings, which accounted for about a fifth of the fund’s assets on average, did not fare as well as those in the index. Although the fund benefited from the advisors’ choices among computer equipment stocks, their choices among computer hardware stocks were disappointing.

The fund’s energy and consumer staples holdings also generally came up short compared with their counterparts in the index. The fund’s energy choices included Petroleo Brasileiro, the Brazilian-based global integrated oil and gas company, whose stock felt the effect of the drop in emerging-market stocks. Disappointing choices in the consumer staples sector included food retailers Kroger and Whole Foods.

Bright spots were few, but the fund’s advisors identified a handful of stocks that bucked the downturn, most notably

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Large-Cap
	Fund	Core Fund
Growth Equity Fund	0.60%	1.34%

1  The fund expense ratio shown is from the prospectus dated March 17, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Apollo Group, an education services provider, and Archer Daniels Midland, the food processor and ethanol producer.

Extraordinary markets demand extraordinary discipline

Investors have good reasons for feeling a bit shell-shocked amid the sometimes dramatic daily ups and downs of the financial markets over the last several months. Most financial assets—not just stocks—suffered historic losses. Even more notable were the speed and breadth of the declines.

While investors cannot control the markets, they can control how they react to extraordinary events and how they position their portfolios. History has shown that it’s important to maintain an investment plan that is balanced and diversified within and across asset classes and is consistent with your time horizon, goals, and tolerance for risk.

We are confident that, in the face of extraordinary markets, such a straightforward, disciplined investment approach can pay off in the long term.

On a final note, I would like to welcome Jennison Associates LLC, a wholly owned subsidiary of Prudential Financial, Inc., as a co-manager of Vanguard Growth Equity Fund, along with Baillie Gifford Overseas Ltd. Jennison replaces Turner Investment Partners, which served the fund since its inception in 1992. We thank the Turner firm for its service to our shareholders.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 20, 2009

5

Advisors’ Report

During the six months ended March 31, 2009, the Growth Equity Fund returned about –29%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the fund’s diversification.

The advisors, their percentage of fund assets managed, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 13, 2009.

Jennison Associates LLC

Portfolio Manager:

Kathleen A. McCarragher,

Managing Director

We began managing our portfolio for the fund in January 2009. Our investment strategy is based on the philosophy that internal fundamental research and a highly interactive investment process lead to successful stock selection and portfolio construction. We believe that a stock’s value over time is driven by above-average growth in units, revenues, earnings, and cash flow. We seek to capture the acceleration of growth or the inflection point in a company’s growth rate that is not fully reflected in the stock’s price. And we value the duration of that growth.

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jennison Associates LLC	48	220	Employs a research-driven fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	45	211	Uses a fundamental approach to identify quality
			growth companies, and considers the sustainability
			of earnings growth to be a critical factor in evaluating
			a company’s prospects. Looks for companies with
			attractive industry backgrounds, strong competitive
			positions within those industries, high-quality earnings,
			and a favorable attitude toward shareholders.
Cash Investments	7	33	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

6

In the roughly three months since its inception, our portfolio benefited from generally good stock selection, especially in the financial and consumer discretionary sectors. Goldman Sachs was a notable contributor in financials. We consider Goldman “best in class” and expect it to benefit from its strong balance sheet and ability to navigate the current troubled market environment.

In consumer discretionary, Amazon.com reported strong earnings in the wake of its biggest holiday season ever, even as other retailers felt the brunt of the recession. The company’s results reflect the ongoing shift toward e-commerce and Amazon’s continued gains in market share, which have been fueled by highly targeted merchandising and the ability to control pricing and delivery times.

An overweight position hurt relative return in health care, but our stock selection helped, as generic drug manufacturer Mylan advanced on sound execution and the integration benefits of recent acquisitions. The global economic slowdown is expected to boost demand for generic medicines as consumers and governments look to cut costs.

In information technology, Apple rose as better-than-expected holiday sales were followed by indications of strong first-calendar-quarter sales of iPods and iPhones. We believe the company’s creativity and innovation in product design and marketing will continue to drive share gains, even in a tougher environment.

Another technology holding, Hewlett-Packard, came under pressure because of concerns that it would not be immune to the recession. We like HP’s diversified revenue streams and strong execution but acknowledge that the company faces near- and intermediate-term economic headwinds.

Research In Motion, which makes the BlackBerry, fell after its earnings guidance disappointed investors. We view Research In Motion as a long-term winner that will gain market share, and expect the smart-phone category to remain healthy even in a tough macroeconomic environment.

We remain focused on the profit and cash-flow prospects of our holdings. We believe the companies we own are well-capitalized and capable of generating earnings-per-share growth at a healthy premium above market averages.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

Mick Brewis, Partner and Head of North

American Investment Team

The past few months have been characterized by a collapse in confidence in the outlook for both the U.S. and global

7

economies. There have been two big problems, each compounding the other. First, there has been a normal cyclical reaction to a period of tight monetary policy and a severe slowdown in the housing market. Second, there has been a credit crisis, as the U.S. financial system has proven to be too fragile, following a period of excessive lending, to weather a cyclical recession.

The U.S. authorities’ policy response to the financial crisis has been impressive, but it will take time for the full effect of these measures to have an impact on the economy. It remains to be seen whether the plans to remove the toxic (renamed “legacy”) assets from bank balance sheets will be successful. Much will depend on whether the banks will sell at prices buyers will pay. Many policy initiatives are untested, and the long-term repercussions are difficult to fathom. However, the most likely outcome is that fiscal and monetary stimulus on the current scale will work and, if it does not, more will be done until it does work.

Thus far, interest rates have declined dramatically and the price of oil has fallen sharply, and tax cuts will add to these stimulatory factors. This all helps to explain why consumer demand has remained surprisingly resilient.

Debt will remain a burden to companies, and the housing market still has not stabilized. Further problems are likely in the financial sector, and a great deal of restructuring will cast a shadow over the wider economy. Consequently, many companies are likely to produce bad news for most of this year.

Despite this uncertain background, our objective remains clear. We are long-term investors whose goals are to identify companies that will increase their earnings more strongly than the market and to not be distracted by the short-term behavior of financial markets. The extent and breadth of weakness across the market make it almost certain that some companies are being unfairly punished amid the recent turmoil. Strong balance sheets and low reliance on debt financing are likely to be among the defining characteristics of stronger companies.

8

Growth Equity Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	76	636	4,489
Median Market Cap	$38.3B	$27.1B	$22.3B
Price/Earnings Ratio	15.1x	13.1x	15.0x
Price/Book Ratio	2.8x	2.7x	1.7x
Yield[3]	0.4%	2.1%	2.7%
Return on Equity	23.4%	23.6%	20.2%
Earnings Growth Rate	20.0%	21.6%	15.0%
Foreign Holdings	7.9%	0.0%	0.0%
Turnover Rate[4]	117%	—	—
Expense Ratio[5]	0.60%	—	—
Short-Term Reserves	4.4%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.7%	10.2%	9.4%
Consumer Staples	19.0	13.9	11.2
Energy	10.0	7.9	12.3
Financials	9.4	3.3	13.1
Health Care	18.7	14.9	14.6
Industrials	8.5	11.9	10.0
Information Technology	22.5	31.1	17.7
Materials	4.6	4.2	3.7
Telecommunication
Services	0.3	0.8	3.6
Utilities	0.3	1.8	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.85
Beta	1.08	1.03

Ten Largest Holdings[7] (% of total net assets)

Wal-Mart Stores, Inc.	hypermarkets
	and super centers	3.7%
Schlumberger Ltd.	oil and gas
	equipment and
	services	2.9
Cisco Systems, Inc.	communications
	equipment	2.8
PepsiCo, Inc.	soft drinks	2.8
Oracle Corp.	systems software	2.5
Progressive Corp. of Ohio	property and
	casualty insurance	2.5
Gilead Sciences, Inc.	biotechnology	2.5
Berkshire Hathaway Inc.	property and
Class B	casualty insurance	2.4
Google Inc.	Internet software
	and services	2.3
Johnson & Johnson	pharmaceuticals	2.3
Top Ten		26.7%

Investment Focus

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5 The fund expense ratio shown is from the prospectus dated March 17, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.47%.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index products.

9

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Growth Equity Fund[2]	3/11/1992	–41.80%	–6.46%	–5.74%

1  Six months ended March 31, 2009.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

10

Growth Equity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.2%)[1]
Consumer Discretionary (6.0%)
*	Amazon.com, Inc.	111,009	8,153
	The Walt Disney Co.	363,647	6,604
	Omnicom Group Inc.	193,840	4,536
	NIKE, Inc. Class B	76,328	3,579
	Home Depot, Inc.	124,380	2,930
*	CarMax, Inc.	168,400	2,095
			27,897
Consumer Staples (17.8%)
	Wal-Mart Stores, Inc.	333,455	17,373
	PepsiCo, Inc.	248,994	12,818
	Walgreen Co.	402,700	10,454
	The Kroger Co.	367,620	7,801
	Costco Wholesale Corp.	145,298	6,730
	Brown-Forman Corp.
	Class B	153,400	5,956
	Colgate-Palmolive Co.	81,093	4,783
	The Coca-Cola Co.	89,208	3,921
	The Procter & Gamble Co.	80,660	3,798
	Alberto-Culver Co.	153,940	3,481
*	Cadbury PLC ADR	102,530	3,107
	Shoppers Drug Mart Corp.	69,540	2,390
			82,612
Energy (8.9%)
	Schlumberger Ltd.	333,099	13,530
	Apache Corp.	102,260	6,554
	EOG Resources, Inc.	96,800	5,301
	Occidental Petroleum Corp.	60,920	3,390
*	Southwestern Energy Co.	103,950	3,086
	Diamond Offshore
	Drilling, Inc.	44,760	2,814
	Suncor Energy, Inc.	111,430	2,487
	XTO Energy, Inc.	79,911	2,447
*	Ultra Petroleum Corp.	50,820	1,824
			41,433
Financials (8.4%)
	Progressive Corp. of Ohio	866,290	11,643
*	Berkshire Hathaway Inc.
	Class B	3,990	11,252
	Charles Schwab Corp.	355,687	5,513
	The Goldman Sachs

	Group, Inc.	50,146	5,316
^	M & T Bank Corp.	67,680	3,062
*	Markel Corp.	8,190	2,325
			39,111
Health Care (17.3%)
*	Gilead Sciences, Inc.	248,502	11,511
	Johnson & Johnson	201,890	10,619
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	181,685	8,185
	Baxter International, Inc.	151,547	7,762
*	Medco Health
	Solutions, Inc.	176,704	7,305
	Merck & Co., Inc.	253,400	6,778
	Abbott Laboratories	128,024	6,107
*	Celgene Corp.	128,863	5,722
	Alcon, Inc.	53,344	4,850
	Roche Holding AG ADR	135,548	4,659
*	Mylan Inc.	343,062	4,600
	Shire PLC ADR	34,683	1,247
*	Vertex Pharmaceuticals, Inc.	35,600	1,023
			80,368
Industrials (7.7%)
	United Parcel Service, Inc.	130,170	6,407
*	Stericycle, Inc.	94,670	4,519
	SNC-Lavalin Group Inc.	163,790	4,164
	Rockwell Automation, Inc.	174,300	3,807
	Flowserve Corp.	66,830	3,750
	Deere & Co.	111,040	3,650
	United Technologies Corp.	75,550	3,247
	Lockheed Martin Corp.	36,991	2,553

11

Growth Equity Fund

			Market
			Value•
		Shares	($000)
	Fastenal Co.	53,900	1,733
	Ritchie Bros.
	Auctioneers Inc.	86,710	1,635
			35,465
Information Technology (20.8%)
*	Cisco Systems, Inc.	784,721	13,160
*	Oracle Corp.	648,817	11,724
*	Google Inc.	30,750	10,703
	QUALCOMM Inc.	232,587	9,050
*	Apple Inc.	58,606	6,161
	Visa Inc.	104,284	5,798
*	Research In Motion Ltd.	125,239	5,394
	Hewlett-Packard Co.	141,442	4,535
	International Business
	Machines Corp.	46,300	4,486
	Intel Corp.	297,100	4,471
	Microsoft Corp.	212,531	3,904
*	Adobe Systems, Inc.	177,977	3,807
	Linear Technology Corp.	162,110	3,725
	MasterCard, Inc. Class A	20,400	3,417
	Applied Materials, Inc.	220,300	2,368
*	eBay Inc.	156,860	1,970
*	Autodesk, Inc.	105,320	1,770
			96,443
Materials (4.3%)
	Monsanto Co.	118,473	9,845
	Praxair, Inc.	97,450	6,557
	Potash Corp. of
	Saskatchewan, Inc.	42,090	3,404
			19,806
Total Common Stocks
(Cost $538,670)			423,135
Temporary Cash Investments (12.1%)[1]
Money Market Fund (10.6%)
2,3	Vanguard Market Liquidity
	Fund, 0.440%	49,041,200	49,041

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (1.5%)
4,5 Federal Home Loan
Mortgage Corp.,
1.206%, 4/30/09	5,000	5,000
4,5 Federal Home Loan
Bank, 0.320%,
5/18/09	2,000	2,000
		7,000
Total Temporary Cash Investments
(Cost $56,036)		56,041
Total Investments (103.3%)
(Cost $594,706)		479,176
Other Assets and Liabilities (–3.3%)
Other Assets		2,109
Liabilities[3]		(17,207)
		(15,098)
Net Assets (100%)
Applicable to 70,063,128 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		464,078
Net Asset Value Per Share		$6.62

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,281,672
Overdistributed Net Investment Income	(852)
Accumulated Net Realized Losses	(704,363)
Unrealized Appreciation (Depreciation)
Investment Securities	(115,530)
Futures Contracts	3,151
Net Assets	464,078

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,366,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 5.0%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $2,458,000 of collateral received for securities on loan.

4  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

5  Securities with a value of $7,000,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Growth Equity Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	3,744
Interest[2]	254
Security Lending	116
Total Income	4,114
Expenses
Investment Advisory Fees—Note B
Basic Fee	779
Performance Adjustment	(443)
The Vanguard Group—Note C
Management and Administrative	709
Marketing and Distribution	110
Custodian Fees	19
Auditing Fees	1
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	1,188
Expenses Paid Indirectly	(78)
Net Expenses	1,110
Net Investment Income	3,004
Realized Net Gain (Loss)
Investment Securities Sold	(193,435)
Futures Contracts	(18,366)
Foreign Currencies	153
Realized Net Gain (Loss)	(211,648)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,566)
Futures Contracts	4,434
Change in Unrealized Appreciation (Depreciation)	(4,132)
Net Increase (Decrease) in Net Assets Resulting from Operations	(212,776)

1  Dividends are net of foreign withholding taxes of $36,000.

2  Interest income from an affiliated company of the fund was $215,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Growth Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,004	1,806
Realized Net Gain (Loss)	(211,648)	(10,899)
Change in Unrealized Appreciation (Depreciation)	(4,132)	(303,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	(212,776)	(312,680)
Distributions
Net Investment Income	(4,464)	(1,264)
Realized Capital Gain	—	—
Total Distributions	(4,464)	(1,264)
Capital Share Transactions
Issued	48,215	437,240
Issued in Lieu of Cash Distributions	4,238	1,204
Redeemed	(102,514)	(367,899)
Net Increase (Decrease) from Capital Share Transactions	(50,061)	70,545
Total Increase (Decrease)	(267,301)	(243,399)
Net Assets
Beginning of Period	731,379	974,778
End of Period[1]	464,078	731,379

1  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($852,000) and $455,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.46	$13.18	$10.52	$10.05	$8.68	$8.32
Investment Operations
Net Investment Income (Loss)	.042	.015	.020	(.009)	.001	.010
Net Realized and Unrealized Gain (Loss)
on Investments	(2.820)	(3.720)	2.640	.480	1.380	.370
Total from Investment Operations	(2.778)	(3.705)	2.660	.471	1.381	.380
Distributions
Dividends from Net Investment Income	(.062)	(.015)	—	(.001)	(.011)	(.020)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.062)	(.015)	—	(.001)	(.011)	(.020)
Net Asset Value, End of Period	$6.62	$9.46	$13.18	$10.52	$10.05	$8.68

Total Return[1]	–29.38%	–28.15%	25.29%	4.69%	15.92%	4.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$464	$731	$975	$759	$713	$765
Ratio of Total Expenses to
Average Net Assets[2]	0.47%[3]	0.72%	0.68%	0.91%	0.88%	0.72%
Ratio of Net Investment Income
(Loss) to Average Net Assets	1.19%[3]	0.18%	0.14%	(0.04%)	0.01%	0.14%
Portfolio Turnover Rate	117%[3]	222%	131%	147%	147%	162%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of (0.18%), 0.08%, 0.04%, 0.19%, 0.11%, and (0.04%).

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

16

Growth Equity Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and, beginning in January 2009, Jennison Associates LLC, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd. in April 2008, beginning April 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2008, relative to the S&P 500 Index. In accordance with the advisory contract entered into with Jennison Associates LLC in January 2009, beginning January 1, 2010, the investment advisory fee will be subject to quarterly adjustments based on performance since March 31, 2009, relative to the Russell 1000 Growth Index. Until January 2009, a portion of the fund was managed by Turner Investment Partners, LLC. The basic fee paid to Turner Investment Partners, LLC, was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.31% of the fund’s average net assets, before a decrease of $443,000 (0.18%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Growth Equity Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2009, these arrangements reduced the fund’s expenses by $78,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2009, the fund realized net foreign currency gains of $153,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $493,466,000 to offset future net capital gains of $327,754,000 through September 30, 2010, $136,482,000 through September 30, 2011, and $29,230,000 through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2009, the cost of investment securities for tax purposes was $594,706,000. Net unrealized depreciation of investment securities for tax purposes was $115,530,000, consisting of unrealized gains of $6,620,000 on securities that had risen in value since their purchase and $122,150,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	160	31,792	3,124
E-mini S&P 500 Index	25	994	27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2009, the fund purchased $380,769,000 of investment securities and sold $452,033,000 of investment securities, other than temporary cash investments.

18

Growth Equity Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	6,914	34,487
Issued in Lieu of Cash Distributions	629	88
Redeemed	(14,768)	(31,229)
Net Increase (Decrease) in Shares Outstanding	(7,225)	3,346

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	472,176	3,151
Level 2—Other significant observable inputs	7,000	—
Level 3—Significant unobservable inputs	—	—
Total	479,176	3,151

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$706.23	$2.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.37

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreement with Baillie Gifford Overseas Ltd. The board also added Jennison Associates LLC to the fund’s investment advisory team effective January 2009. The board concluded that retaining Baillie Gifford and adding Jennison Associates to the investment advisory team were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firms. The board noted the following:

Baillie Gifford Overseas. Baillie Gifford is wholly owned by Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process to build a diversified portfolio of high-quality growth stocks. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. Baillie Gifford has advised Vanguard Growth Equity Fund since 2008.

Jennison Associates. Jennison Associates uses a bottom-up investment approach supported by a deep and capable research effort. Jennison Associates has a stable and experienced team whose approach complements that of the fund’s other advisor, Baillie Gifford. The board reviewed the performance of other funds and portfolios managed by Jennison Associates and noted that Jennison Associates has a long track record of strong performance.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance

The board considered the performance of the fund and noted that performance results have allowed the fund to remain competitive versus its benchmark and peer group. The board concluded that Baillie Gifford has carried out the fund’s investment strategy in disciplined fashion, and that results have been in line with expectations. Further, the board concluded that Jennison Associates’ other investment portfolios have been competitive versus relevant benchmarks and peer groups over various short- and long-term periods. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided by Jennison Associates, including competitive fee rates, and concluded that, after the implementation of the agreement with Jennison Associates, the fund’s advisory fee rate and expense ratio would remain below the advisory fee rate and expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Baillie Gifford and Jennison Associates in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

22

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets increase.

The board will consider whether to renew the advisory agreements after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

24

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052009

>  During the six months ended March 31, stocks continued to face stiff headwinds from credit-market turmoil and the global economic slowdown.

>  Vanguard PRIMECAP Core Fund returned –23.60%, a disappointing absolute result but more than 6 percentage points ahead of the returns of the fund’s comparative standards.

>  A light commitment to beleaguered financials and a heavy weighting in information technology, bolstered by good stock selection in both sectors, helped the fund to fare better than its benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreement	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard PRIMECAP Core Fund	VPCCX	–23.60%
MSCI US Prime Market 750 Index		–30.25
Average Multi-Cap Core Fund[1]		–29.79

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$11.41	$8.60	$0.117	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the six months ended March 31, Vanguard PRIMECAP Core Fund returned a disappointing –23.60%. Still, the fund’s limited exposure to financials and heavy commitment to information technology, coupled with good stock selection in both sectors, kept it several steps ahead of the performance of comparative standards.

The start of the fund’s new fiscal year brought no relief for battered equities or investors. October was the worst month in the six-month span for the fund and its benchmark index as investors reacted to the deepening credit-market crisis and the slumping economy. In addition to steep losses, the stock market experienced levels of volatility not seen since the 1930s. For example, October encompassed not only two of the worst but also two of the best U.S. trading days since 1928 (based on percentage losses and gains).

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

2

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their early March lows through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds grew wider than it had been since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78	–0.38	2.57

1 Annualized.

3

Sector positioning helped the fund battle stiff headwinds

Since the fund’s inception almost five years ago, PRIMECAP Management Company (the fund’s advisor) has established significant positions in health care and information technology, seeking to capitalize on the expected growth in health care spending by aging baby boomers and on the expanding global use of computer chips and other electronics. Recently, health care and tech stocks together have represented about half the fund’s total assets, and have dominated its top ten holdings.

This positioning benefited the fund in the six months ended March 31. Although all sectors in the fund and the benchmark MSCI US Prime Market 750 Index posted double-digit losses, the fund’s investments in information technology and health care stocks held up relatively well.

The tech sector has been hampered by the ongoing woes of some of its major financial-institution customers. Nevertheless, this sector in the fund had two pockets of relative strength, semiconductors and software, which represented more than half of the fund’s tech assets, on average, in the period. One of the fund’s larger positions, ASML Holding—a Netherlands-based supplier of lithography systems used in microchip manufacturing—posted a modest six-month gain. In software, two of the fund’s top-ten holdings—Oracle and Intuit—notched gains in the first quarter of 2009, which helped to moderate their losses for the half-year.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Core Fund
PRIMECAP Core Fund	0.55%	1.18%

1 The fund expense ratio shown is from the prospectus dated January 15, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the fund’s annualized expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

The health care sector overall can be somewhat recession-resistant. This appeared to be the case in the fund and the benchmark index, especially among some biotechnology companies. Amgen, one of the fund’s top-ten holdings, held up relatively well. In addition, Genentech benefited from completion of a takeover by Roche. On the other hand, some large pharmaceutical companies, including top-ten holdings Eli Lilly, Novartis, and GlaxoSmithKline, came under pressure from the prospect of health care reform and a move toward generic drugs.

The flip side of the fund’s heavy commitment to health care and technology stocks has been its relatively light investment in financial, consumer staples, and energy stocks. The advisor’s underweighting in financials—and a preference for insurance companies rather than banks and brokerage firms—helped shield the fund from the worst of the sector’s troubles. The fund’s financial stocks returned –35%, compared with –53% for the sector’s return in the index. For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Extraordinary markets demand extraordinary discipline

Investors have good reasons to feel a bit shell-shocked by the sometimes-dramatic daily ups and downs of the stock market over the last several months. Most financial assets—not just stocks—suffered historic losses. Even more notable was the speed and breadth of the declines.

While investors can’t control the investment environment, they can control their reactions to these extraordinary events. History has shown us that it’s important to maintain a disciplined investment plan that is balanced and diversified within and across asset classes, consistent with your time horizon, goals, and tolerance for risk.

Discipline, patience, and a long-term view are hallmarks of Vanguard PRIMECAP Core Fund, which itself is diversified among growth- and value-oriented stocks from a range of market capitalizations. These characteristics can help the fund weather the market’s inevitable setbacks and help investors capture the potential long-term rewards of investing in underappreciated stocks.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer April 20, 2009

5

Advisor’s Report

For the six months ended March 31, Vanguard PRIMECAP Core Fund returned –23.60%. Although the fund’s return was more than 6 percentage points ahead of the return of the MSCI US Prime Market 750 Index and the average return of multicap core funds, it was disappointing on an absolute basis. The primary contributors to the fund’s relative performance were our longstanding avoidance of financials, our above-benchmark position in information technology, and favorable stock selection in both of these sectors.

Investment environment

The early signs of a slowdown in the U.S. economy that first appeared in late 2007 evolved into what has become the longest-running recession of the post-World War II era. At the same time, the global financial crisis that began in 2007 worsened throughout 2008, leading to the failure of several major global institutions.

In our annual report to you last October, we noted that financial-market turmoil was our most immediate concern. Indeed, this turmoil intensified in the final three months of 2008. While some areas of the financial markets, such as interbank lending, have recently shown signs of stabilization, it is, in our opinion, still too early to determine whether the unprecedented U.S. and foreign government programs to address the credit crunch and bolster the financial system will prove effective.

A year ago, even as the economic picture was dimming, stock market fundamentals remained healthy and corporate America appeared to be on solid ground. By the second half of 2008, this situation had changed dramatically. The unwinding of years of underpriced risk and excessive leverage took its toll, spreading well beyond the financial sector to the broader economy, including Main Street. Liquidity vanished, consumer spending declined, and businesses reduced output.

In short, we view this period—and the unprecedented government intervention it engendered—as transformational. Not since the Depression have we experienced such a broad and steep simultaneous decline in value across virtually all asset classes. The true extent of the transformation is likely to become clearer only as the nature and degree of U.S. government involvement in the financial sector—and now in the auto industry—evolve.

Management of the fund

Despite the economic and credit-market upheavals, our primary objective remains the same. We seek to identify companies whose long-term fundamentals will evolve significantly better than current valuation suggests. To find these companies, we rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers. We invest with a long-term perspective and expect that over a three- to five-year horizon, our choices will outperform the market.

This process has led us to make significant investments in health care and information technology since the fund was launched almost five years ago. We anticipate superior growth for these sectors, in

6

part based on our expectation of growing demand for health care products and services and increasing global use of computers and electronics. For the half-year, the fund’s 28% average weighting in health care was almost double that of the MSCI US Prime Market 750 Index, and the fund’s 25% average weighting in technology was also considerably larger than its index weighting.

For the six months ended March 31, information technology (–20%) and health care (–22%) were the fund’s best-performing sectors. Within information technology, more than half of our investment was in software and semiconductor businesses. Two of the fund’s top-ten holdings—software providers Intuit and Oracle—posted positive returns in the first calendar quarter of 2009 that helped temper their six-month losses.

Semiconductor chip-makers and related companies often tend to lead in a cyclical economic recovery. Our above-benchmark weighting and favorable stock selection among these companies helped the fund’s overall return. The fund’s larger semiconductor holdings include Netherlands-based ASML Holding (+1%), which makes lithography systems used in the manufacture of integrated circuits, and Intel (–18%).

We believe changes in the technology industry over the last ten years—including greater market concentration and a more global customer base—have improved fundamentals, and we maintain our conviction in the companies whose stock we hold.

The overall performance of the health care sector in part reflects its typically more recession-resistant nature and the relative resilience of biotechnology firms—including Amgen (–16%), one of the fund’s largest holdings, and Biogen Idec (+4%). The Food and Drug Administration (FDA) is reviewing a biologics license application for denosumab, Amgen’s new treatment for osteoporosis and certain forms of cancer. A decision is expected in the fourth quarter of 2009. Biogen Idec reported an increase in sales and earnings and was among the leading positive contributors to the fund’s total return. Genentech (+7%) also rose as Roche completed its purchase of the company.

Among our weaker health care performers in the six months were Eli Lilly (–22%), the fund’s largest holding, and Novartis (–26%), also a top-ten holding. In February, an FDA advisory committee unanimously approved the use of Eli Lilly’s prasugrel, a blood thinner, for treatment of certain coronary patients. The FDA is not bound by the committee’s recommendation and has not yet responded to the filing for prasugrel, considered to be one of the most important drugs in Eli Lilly’s pipeline. In January, Novartis reported higher sales and earnings for 2008 and increased its dividend. Still, questions about the impact of health care reform weighed on both companies.

7

Medtronic (–41%), a developer of medical technology and devices, detracted from overall returns. The company faced challenges following the recall of its implanted heart defibrillator cable product in late 2007. Although the company has addressed the issue and recently has cut costs and improved overall production efficiency, sales have not yet recovered.

We remain convinced of the long-term growth potential of our health care stocks. Large pharmaceutical companies in particular face uncertainty from the prospect of health care reform, increased scrutiny during the FDA approval process, Medicare reimbursement reviews, and generic competition. However, pharmaceuticals are well capitalized with, in our view, underappreciated drug and treatment pipelines. Also, they expense research and development expenditures as they are incurred, so their earnings are understated relative to businesses that amortize investments for future growth. We believe pharmaceutical companies have the potential to generate above-market long-term growth rates.

The counterbalance to our heavy commitment to health care and information technology has been our light investment in financial, energy, and consumer staples stocks. This positioning produced mixed results in the fiscal half-year.

The fund benefited from largely avoiding investments in the financial sector, which lost more than half of its value in the benchmark index. Since the fund’s inception, we’ve eschewed a heavy investment in financial stocks, believing that the sector’s opaque balance sheets made these businesses difficult to value. In addition, we’ve viewed much of the growth in profits at financial institutions as resulting from increasingly higher leverage and thus unlikely to be sustainable.

Our relatively small financial holdings (about 5% of the fund’s average assets during the period) are focused on insurance brokers such as Marsh & McLennan and property and casualty insurers. We believe these companies continue to exhibit strong fundamentals.

Our stock selection in the energy sector and our underweighted position in the consumer staples sector detracted from the fund’s return for the period. When oil prices reversed course last summer, prices of several oil, gas, and coal-related holdings, including Schlumberger (–47%), EOG Resources (–39%), and Arch Coal (–59%) declined markedly.

Outlook

As we enter the second half of the fund’s fiscal year, there is still a long list of reasons to be cautious about the markets—in spite of the March rally. Many economists fear the current U.S. recession will be the most severe in magnitude since the Great Depression. While the dramatic declines in energy and commodity prices might help consumers, most other factors point to a protracted weak economic environment through 2009. Corporate profits have been generally shrinking, job losses have been increasing, and the housing market has remained depressed. Access to credit for both consumers and businesses remains

8

difficult as banks, hedge funds, and other financial institutions continue to reduce leverage and preserve capital.

Despite the U.S. Treasury’s injections of capital into numerous financial institutions, we remain concerned that the majority of them will continue to face mounting losses on loans and securities that will be further magnified by the leverage on their balance sheets. As we write this report, it is unclear whether the government actions to restore credit flows and shore up the financial system will prove effective in the long run. There are legitimate concerns about the increased moral hazard and unintended consequences that are likely to result from the various rescue plans and stimulus bills. Increased regulation and government involvement in private enterprise may result in slower long-term growth and lower market valuations. We are also concerned that the dramatic increase in money supply may result in inflation.

In these uncertain times, we see many attractive investment opportunities. Companies with innovative products, strong competitive advantages, growing markets, and strong balance sheets are trading, in our assessment, at compelling valuations. Over the past six months, the stocks of many high-quality companies have declined more, in our opinion, because of indiscriminate selling pressure than deterioration in their earnings or growth prospects. We feel confident that at some point over the next few years, we will look back at this period as a rare opportunity to buy great companies at extremely low valuations.

We believe that fundamental investing will be rewarded in 2009 and beyond. The general sentiment in the market has been negative—at least until recently—because of concerns about declining gross domestic product (GDP), rising unemployment, shrinking corporate profits, and an over-extended U.S. consumer. While we do not anticipate much growth in U.S. GDP in 2009, we think our current holdings are well positioned to weather a minimal-growth environment. During turbulent economic times, fundamentals matter most. In our judgment, the companies in which we have invested are generally well managed, possess healthy balance sheets, are well situated in their respective industries, and have greater growth prospects than current valuations reflect.

Joel P. Fried		Howard B. Schow
Portfolio Manager		Portfolio Manager
Theo A. Kolokotrones
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company		April 14, 2009

9

PRIMECAP Core Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	133	730
Median Market Cap	$23.6B	$32.1B
Price/Earnings Ratio	16.5x	14.1x
Price/Book Ratio	2.1x	1.8x
Yield[2]	1.1%	2.7%
Return on Equity	20.4%	21.1%
Earnings Growth Rate	15.2%	15.7%
Foreign Holdings	16.7%	0.0%
Turnover Rate[3]	7%	—
Expense Ratio[4]	0.55%	—
Short-Term Reserves	8.0%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	14.5%	9.1%
Consumer Staples	0.8	12.1
Energy	6.0	13.1
Financials	5.1	11.4
Health Care	26.2	14.8
Industrials	11.5	9.7
Information Technology	27.3	18.0
Materials	8.0	3.6
Telecommunication Services	0.4	3.9
Utilities	0.2	4.3

Volatility Measures[5]
Fund Versus
Comparative Index[1]
R-Squared	0.93
Beta	0.93

Ten Largest Holdings[6] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	3.8%
Amgen, Inc.	biotechnology	3.7
Novartis AG ADR	pharmaceuticals	3.2
Roche Holdings AG	pharmaceuticals	2.8
Oracle Corp.	systems software	2.6
Medtronic, Inc.	health care
	equipment	2.5
Intuit, Inc.	application software	2.4
Bed Bath & Beyond, Inc.	home furnishing
	retail	2.1
GlaxoSmithKline PLC ADR	pharmaceuticals	2.1
Google Inc.	Internet software
	and services	2.0
Top Ten		27.2%

Investment Focus

1  MSCI US Prime Market 750 Index.

2  30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary.

3  Annualized.

4  The expense ratio shown is from the prospectus dated January 15, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.54%.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

10

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

			Since
	Inception Date	One Year	Inception
PRIMECAP Core Fund[2]	12/9/2004	–28.61%	–2.03%

1 Six months ended March 31, 2009.

2 Total return figures do not include the 1% fee assessed on redemptions of shares held less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

11

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.8%)
Consumer Discretionary (13.5%)
*	Bed Bath & Beyond, Inc.	2,276,091	56,333
*	Kohl’s Corp.	852,700	36,086
	TJX Cos., Inc.	1,372,725	35,197
	Sony Corp. ADR	1,700,000	35,071
*	Amazon.com, Inc.	450,000	33,048
*	DIRECTV Group, Inc.	1,265,925	28,850
	Whirlpool Corp.	843,200	24,950
*	CarMax, Inc.	2,000,000	24,880
	The Walt Disney Co.	1,210,000	21,974
	Best Buy Co., Inc.	442,600	16,801
	Mattel, Inc.	1,305,200	15,049
	Target Corp.	396,250	13,627
^	Nordstrom, Inc.	440,400	7,377
	Lowe’s Cos., Inc.	317,000	5,785
	Carnival Corp.	220,000	4,752
*	Chico’s FAS, Inc.	850,000	4,565
*	Viacom Inc. Class B	100,000	1,738
	Eastman Kodak Co.	300,000	1,140
*	Expedia, Inc.	108,250	983
*	Interval Leisure Group, Inc.	21,650	115
*	HSN, Inc.	21,650	111
*	Ticketmaster
	Entertainment Inc.	21,650	80
			368,512
Consumer Staples (0.8%)
	The Procter & Gamble Co.	200,000	9,418
	Avon Products, Inc.	340,000	6,538
	Costco Wholesale Corp.	100,000	4,632
			20,588
Energy (5.6%)
	Schlumberger Ltd.	911,100	37,009
	EOG Resources, Inc.	478,000	26,175
	EnCana Corp.
	(New York Shares)	557,000	22,620
*	National Oilwell Varco Inc.	735,000	21,102
	Arch Coal, Inc.	800,000	10,696
	Noble Energy, Inc.	140,000	7,543
	Murphy Oil Corp.	167,000	7,476
	ConocoPhillips Co.	180,000	7,049

	Peabody Energy Corp.	221,400	5,544
*	Transocean Ltd.	45,000	2,648
*	Exterran Holdings, Inc.	100,000	1,602
*	Pride International, Inc.	70,000	1,258
	Petroleo Brasileiro SA
	Series A ADR	50,000	1,225
	Noble Corp.	20,000	482
			152,429
Financials (4.7%)
	Marsh & McLennan
	Cos., Inc.	2,380,175	48,199
*	Berkshire Hathaway Inc.
	Class B	12,400	34,968
	The Chubb Corp.	360,000	15,235
	Wells Fargo & Co.	600,000	8,544
	Discover Financial
	Services	1,306,400	8,243
	Progressive Corp. of Ohio	520,000	6,989
	Bank of New York
	Mellon Corp.	216,982	6,130
	JPMorgan Chase & Co.	30,000	797
*	Tree.com, Inc.	3,608	17
			129,122
Health Care (24.3%)
	Eli Lilly & Co.	3,126,000	104,440
*	Amgen Inc.	2,025,000	100,278
	Novartis AG ADR	2,323,600	87,902
	Roche Holdings AG	560,500	76,929
	Medtronic, Inc.	2,354,000	69,372
	GlaxoSmithKline PLC ADR	1,805,400	56,094
*	Biogen Idec Inc.	826,000	43,299
*	Boston Scientific Corp.	4,681,300	37,216
*	Waters Corp.	895,000	33,070
	Wyeth	495,000	21,305
	Sanofi-Aventis ADR	610,000	17,037
	Johnson & Johnson	229,500	12,072
*	Sepracor Inc.	240,400	3,524
*	Genzyme Corp.	9,100	540
			663,078

12

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
Industrials (10.7%)
	United Parcel Service, Inc.	917,615	45,165
	Southwest Airlines Co.	6,027,125	38,152
	Honeywell
	International Inc.	1,314,000	36,608
	FedEx Corp.	711,200	31,641
	The Boeing Co.	872,100	31,029
	Expeditors International of
	Washington, Inc.	845,000	23,905
	Caterpillar, Inc.	628,950	17,585
*	McDermott
	International, Inc.	1,275,000	17,072
	Union Pacific Corp.	268,150	11,024
	Canadian Pacific
	Railway Ltd.	211,430	6,265
	Burlington Northern
	Santa Fe Corp.	100,000	6,015
*	AMR Corp.	1,469,740	4,689
	Norfolk Southern Corp.	122,700	4,141
	Deere & Co.	100,000	3,287
	Rockwell Automation, Inc.	145,000	3,167
	C.H. Robinson
	Worldwide Inc.	62,000	2,828
	Avery Dennison Corp.	120,000	2,681
	Cummins Inc.	77,700	1,978
	Goodrich Corp.	31,000	1,175
	SPX Corp.	20,000	940
	Chicago Bridge &
	Iron Co. N.V.	120,000	752
	3M Co.	13,000	646
			290,745
Information Technology (25.3%)
*	Oracle Corp.	3,896,500	70,410
*	Intuit, Inc.	2,420,000	65,340
*	Google Inc.	160,000	55,690
	ASML Holding NV
	(New York Shares)	2,638,678	46,203
	Texas Instruments, Inc.	2,470,000	40,780
	LM Ericsson Telephone
	Co. ADR Class B	4,684,000	37,893
*	EMC Corp.	3,243,000	36,970
	Microsoft Corp.	1,849,900	33,983
*	Symantec Corp.	2,242,800	33,507
	QUALCOMM Inc.	792,500	30,836
	Intel Corp.	1,884,700	28,365
*	SanDisk Corp.	2,089,500	26,432
	Corning, Inc.	1,980,800	26,285
	Altera Corp.	1,420,000	24,921
	Applied Materials, Inc.	2,271,000	24,413
*	Flextronics
	International Ltd.	7,425,000	21,458
*	Research In Motion Ltd.	448,600	19,321
	Accenture Ltd.	380,500	10,460
*	eBay Inc.	804,600	10,106
	KLA-Tencor Corp.	383,000	7,660
*	Cisco Systems, Inc.	439,600	7,372

	Motorola, Inc.	1,725,000	7,297
	Hewlett-Packard Co.	200,000	6,412
*	Yahoo! Inc.	375,000	4,804
*	Adobe Systems, Inc.	188,900	4,041
*	NVIDIA Corp.	320,000	3,155
*	Agilent Technologies, Inc.	170,000	2,613
	Xilinx, Inc.	61,000	1,169
*	Apple Inc.	11,000	1,156
*	IAC/InterActiveCorp	54,125	824
*	Dell Inc.	44,000	417
*	VMware Inc.	17,400	411
	Intersil Corp.	30,000	345
*	Verigy Ltd.	20,814	172
			691,221
Materials (7.4%)
	Potash Corp. of
	Saskatchewan, Inc.	601,800	48,631
	Monsanto Co.	542,250	45,061
	Praxair, Inc.	466,208	31,371
	Rohm & Haas Co.	300,000	23,652
	Newmont Mining Corp.
	(Holding Co.)	380,000	17,009
	Vulcan Materials Co.	300,000	13,287
	Weyerhaeuser Co.	250,699	6,912
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	160,000	6,098
	International Paper Co.	680,000	4,787
	Alcoa Inc.	366,900	2,693
*	Domtar Corp.	2,015,762	1,915
	Dow Chemical Co.	114,300	964
			202,380
Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	2,431,150	8,679
	AT&T Inc.	30,000	756
			9,435
Utilities (0.2%)
*	AES Corp.	948,000	5,508
Total Common Stocks
(Cost $3,384,857)			2,533,018

13

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (8.1%)
Money Market Fund (8.1%)
1,2 Vanguard Market Liquidity
Fund, 0.440%
(Cost $221,741)	221,740,750	221,741
Total Investments (100.9%)
(Cost $3,606,598)		2,754,759
Other Assets and Liabilities (–0.9%)
Other Assets		16,870
Liabilities[2]		(40,967)
		(24,097)
Net Assets (100%)
Applicable to 317,441,378 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,730,662
Net Asset Value Per Share		$8.60

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,646,957
Undistributed Net Investment Income	7,895
Accumulated Net Realized Losses	(72,321)
Unrealized Appreciation (Depreciation)
Investment Securities	(851,839)
Foreign Currencies	(30)
Net Assets	2,730,662

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,958,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $2,104,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	25,381
Interest[2]	1,550
Security Lending	384
Total Income	27,315
Expenses
Investment Advisory Fees—Note B	4,201
The Vanguard Group—Note C
Management and Administrative	2,318
Marketing and Distribution	482
Custodian Fees	27
Auditing Fees	1
Shareholders’ Reports	26
Trustees’ Fees and Expenses	2
Total Expenses	7,057
Net Investment Income	20,258
Realized Net Gain (Loss)
Investment Securities Sold	(57,208)
Foreign Currencies	(75)
Realized Net Gain (Loss)	(57,283)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(740,471)
Foreign Currencies	(17)
Change in Unrealized Appreciation (Depreciation)	(740,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	(777,513)

1  Dividends are net of foreign withholding taxes of $1,058,000.

2  Interest income from an affiliated company of the fund was $1,550,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,258	37,049
Realized Net Gain (Loss)	(57,283)	730
Change in Unrealized Appreciation (Depreciation)	(740,488)	(643,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	(777,513)	(606,048)
Distributions
Net Investment Income	(34,373)	(26,723)
Realized Capital Gain[1]	—	(56,117)
Total Distributions	(34,373)	(82,840)
Capital Share Transactions
Issued	635,130	1,112,307
Issued in Lieu of Cash Distributions	30,939	74,752
Redeemed[2]	(376,464)	(550,567)
Net Increase (Decrease) from Capital Share Transactions	289,605	636,492
Total Increase (Decrease)	(522,281)	(52,396)
Net Assets
Beginning of Period	3,252,943	3,305,339
End of Period[3]	2,730,662	3,252,943

1  Includes fiscal 2008 short-term gain distributions totaling $15,062,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees for fiscal 2009 and 2008 of $700,000 and $799,000, respectively.

3  Net Assets—End of Period includes undistributed net investment income of $7,895,000 and $22,085,000. See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Financial Highlights

	Six Months				Dec. 9,
	Ended				2004[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.41	$14.03	$12.28	$10.98	$10.00
Investment Operations
Net Investment Income	.067	.138[2]	.095	.090	.030
Net Realized and Unrealized Gain (Loss)
on Investments	(2.760)	(2.417)	1.861	1.289	.950
Total from Investment Operations	(2.693)	(2.279)	1.956	1.379	.980
Distributions
Dividends from Net Investment Income	(.117)	(.110)	(.095)	(.050)	—
Distributions from Realized Capital Gains	—	(.231)	(.111)	(.029)	—
Total Distributions	(.117)	(.341)	(.206)	(.079)	—
Net Asset Value, End of Period	$8.60	$11.41	$14.03	$12.28	$10.98

Total Return[3]	–23.60%	–16.52%	16.10%	12.61%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,731	$3,253	$3,305	$2,208	$942
Ratio of Total Expenses to Average Net Assets	0.54%[4]	0.50%	0.55%	0.60%	0.72%[4]
Ratio of Net Investment Income to
Average Net Assets	1.55%[4]	1.12%[2]	0.73%	0.90%	0.58%[4]
Portfolio Turnover Rate	7%[4]	9%	10%	5%	6%

1 Inception.

2  Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3  Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

18

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2009, the investment advisory fee represented an effective annual rate of 0.32% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $675,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $75,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $15,115,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $3,606,598,000. Net unrealized depreciation of investment securities for tax purposes was $851,839,000, consisting of unrealized gains of $135,545,000 on securities that had risen in value since their purchase and $987,384,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2009, the fund purchased $596,901,000 of investment securities and sold $88,881,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	72,059	87,101
Issued in Lieu of Cash Distributions	3,602	5,799
Redeemed	(43,325)	(43,408)
Net Increase (Decrease) in Shares Outstanding	32,336	49,492

19

PRIMECAP Core Fund

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	2,677,830
Level 2—Other significant observable inputs	76,929
Level 3—Significant unobservable inputs	—
Total	2,754,759

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$763.99	$2.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.24	2.72

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2004, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The firm has managed Vanguard PRIMECAP Core Fund since its inception.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and whose stock is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, noting that it performed competitively versus its benchmark index and the average return of its peer group during that period. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

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Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

VANGUARD FENWAY FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.